UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2005

IRIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11181	94-2579751
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9172 Eton Avenue

Chatsworth, CA 91311

(Address of Principal Executive Offices/Zip Code)

(818) 709-1244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Explanatory Note

This Current Report on Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed by IRIS International, Inc. (the “Company”, “we”, “us”, or “our”) with the Securities and Exchange Commission on (the “SEC”) on June 3, 2005 (the “Original Report”). The purpose of this Form 8-K/A is to file with the SEC, the financial statements of the Urinalysis Business of Quidel Corporation and certain pro forma financial information of the Company, as described in Item 9.01 below.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The financial statements of the Urinalysis Business of Quidel Corporation for the three months ended March 31, 2005 and 2004 (unaudited) and for the year ended December 31, 2004 are incorporated herein by reference to Exhibit 99.2 to this Current Report.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed financial statements of the Company as of and for the three months ended March 31, 2005 and for the year ended December 31, 2004 are incorporated herein by reference to Exhibit 99.1 to this Current Report.

(c)	Exhibits

23.1	Consent of Ernst & Young LLP.

99.1	Unaudited pro forma condensed financial statements of Iris International, Inc., as of and for the three months ended March 31, 2005 and unaudited pro forma Statement of Operations for the twelve months ended December 31, 2004.

99.2	Financial statements of the Urinalysis Business of Quidel Corporation for the three months ended March 31, 2005 and 2004 (unaudited) and for the year ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIS INTERNATIONAL, INC.

Date: August 12, 2005	By:	/s/ Martin G. Paravato
Martin G. Paravato
Chief Financial Officer

EXHIBIT INDEX

23.1	Consent of Ernst & Young LLP

99.1	Unaudited pro forma condensed financial statements of Iris International, Inc., as of and for the three months ended March 31, 2005 and unaudited pro forma Statement of Operations for the twelve months ended December 31, 2004.

99.2	Financial statements of the Urinalysis Business of Quidel Corporation for the three months ended March 31, 2005 and 2004 (unaudited) and for the year ended December 31, 2004.

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